UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016 (March 18, 2016)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification no.)
300 First Stamford Place 5th Floor Stamford, CT 06902

(Address of principal executive offices, including zip code)

(203) 276-8100

(Registrant’s telephone number, including area code)

477 Madison Avenue
New York, New York 10022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2016 (the “January Form 8-K”), Eagle Bulk Shipping Inc. (the “Company”) entered into a Forbearance and Standstill Agreement, dated as of January 15, 2016 (as amended, restated, supplemented or otherwise modified, including by (1) Amendment No. 1 to Forbearance and Standstill Agreement, dated as of February 1, 2016, described in the Company’s Current Report on Form 8-K filed on February 2, 2016; (2) Limited Waiver to the Loan Agreement and Amendment No. 2 to Forbearance and Standstill Agreement, dated as of February 9, 2016 (the “First Waiver and Amendment”), described in the Company’s Current Report on Form 8-K filed on February 9, 2016; (3) Amendment No. 3 to Forbearance and Standstill Agreement, dated as of February 22, 2016, described in the Company’s Current Report on Form 8-K filed on February 22, 2016; (4) Second Limited Waiver to the Loan Agreement and Amendment No. 4 to Forbearance and Standstill Agreement, dated as of February 29, 2016 (the “Second Waiver and Amendment”), described in the Company’s Current Report on Form 8-K filed on March 1, 2016; (5) Amendment No. 5 to Forbearance and Standstill Agreement, dated as of March 6, 2016, described in the Company’s Current Report on Form 8-K filed on March 7, 2016; and (6) Third Limited Waiver to the Loan Agreement and Amendment No. 6 to Forbearance and Standstill Agreement, dated as of March 8, 2016 (the “Third Waiver and Amendment”), described in the Company’s Current Report on Form 8-K filed on March 9, 2016) (the “Forbearance Agreement”) by and among the Company, certain subsidiaries of the Company party to the Loan Agreement (as defined below) as guarantors (the “Guarantors”) and each lender under the Loan Agreement executing the Forbearance Agreement, which constitute the Majority Lenders (as defined in the Loan Agreement) (the “Specified Lenders”).

The Company, the Guarantors, the Specified Lenders and the other banks and financial institutions party to the loan agreement as lenders (the “Lenders”), ABN AMRO Capital USA LLC, as agent (“Agent”) for the Lenders and security trustee (the “Security Trustee”), are party to that certain Loan Agreement, dated as of October 9, 2014, and as amended by an Amendatory Agreement dated as of August 14, 2015 (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Pursuant to the First Waiver and Amendment, the Second Waiver and Amendment and the Third Waiver and Amendment, the Agent, on behalf of and with the approval of the Majority Lenders, and the Agent and the Security Trustee in their own right granted a temporary limited waiver of the minimum liquidity provisions set forth in Clause 12.4 of the Loan Agreement.

On March 18, 2016, the Company, the Guarantors, the Specified Lenders and the Agent and Security Trustee entered into Fourth Limited Waiver to the Loan Agreement (“Fourth Limited Waiver”) pursuant to which the Agent, the Security Trustee and the Specified Lenders have agreed to grant a further temporary waiver of the minimum liquidity covenant to temporarily eliminate its application.

On March 22, 2016, the Company, the Guarantors, the Specified Lenders and the Agent and Security Trustee entered into Amendment No. 7 to Forbearance and Standstill Agreement (“Amendment No. 7”), pursuant to which the parties agreed to extend the Forbearance Period (as defined in the Forbearance Agreement and as described in the January Form 8-K), which was previously set to expire at 11:59 p.m. (New York City time) on March 22, 2016, so that it will expire at 11:59 p.m. (New York City time) on March 29, 2016 (the “Specified Forbearance Time”). The Specified Forbearance Time, as amended by Amendment No. 7, applies to the Fourth Limited Waiver by its terms.

The waiver under the Fourth Limited Waiver and the Specified Lenders’ agreement to forbear under Amendment No. 7 will cease on the earliest to occur of the following, as set forth in the Forbearance Agreement (the “Termination Date”): (1) the Specified Forbearance Time; (2) the occurrence of any event of default under the Loan Agreement other than a Specified Default (as defined in the Forbearance Agreement and as described in the January Form 8-K); (3) the failure by the Company and the Guarantors to comply with the covenants set forth in the Forbearance Agreement, which failure continues for more than two business days after written notice from the Specified Lenders or the Agent; or (4) the failure of the representations and warranties made by the Company and the Guarantors set forth in the Forbearance Agreement to be true and correct in any material respect as of the date made.

The Company, the Guarantors and the Specified Lenders entered into the Forbearance Agreement and each of the amendments and waivers described above to provide the Company with time to evaluate potential financing alternatives to enhance its liquidity, with the objective of reaching agreement by the end of the Forbearance Period. The further temporary waiver provided under the Fourth Limited Waiver and the extension of the Forbearance Period under Amendment No. 7 are intended to provide the Company with additional time, liquidity and flexibility while discussions with certain of its shareholders and Lenders with respect to such financing alternatives are continuing; however, there can be no assurance that the Company will reach any agreement with any of its shareholders or Lenders to structure any potential financing by the end of the extended Forbearance Period, if at all, or that the Forbearance Agreement or Forbearance Period will be further extended.

The foregoing descriptions of the Fourth Limited Waiver and Amendment No. 7 do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the Fourth Limited Waiver and Amendment No. 7, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits.

Number	Exhibit

10.1	Fourth Limited Waiver to the Loan Agreement, dated as of March 18, 2016.
10.2	Amendment No. 7 to Forbearance and Standstill Agreement, dated as of March 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: March 22, 2016	By:	/s/ Adir Katzav
	Name:	Adir Katzav
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Fourth Limited Waiver to the Loan Agreement, dated as of March 18, 2016.

10.2	Amendment No. 7 to Forbearance and Standstill Agreement, dated as of March 22, 2016.